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                                                                    Exhibit 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
CMGI, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KPMG LLP

KPMG LLP
Boston, Massachusetts
December 16, 1999